Vanguard Federal Money Market Fund

Supplement to the Prospectus and Summary Prospectus

Important Note Regarding Vanguard Federal Money Market Fund

Vanguard Federal Money Market Fund (the Fund) will no longer open new accounts for individual investors, and it will no longer be available as a new investment option for defined contribution plans. In addition, the Fund will no longer open new accounts for, or accept additional investments from, any financial advisor, intermediary, or institutional investors. There is no specific time frame for when the fund will reopen.

During the Fund’s closed period, current retail shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail. The Fund reserves the right to limit additional daily purchases by current retail shareholders to a maximum of $10,000 during the Fund’s closed period.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in
nonretirement accounts and IRAs may call Vanguard’s Investor Information
Department at 800-662-7447.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 33A 122014